SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549



                                        FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


                    Date of Report (Date of earliest event reported):

                                      JUNE 18, 1999


                                BUFFALO CAPITAL VII, LTD.
                 (Exact name of registrant as specified in its charter)

                                    Commission File Number:  0-23871

COLORADO                                                      84-1434323
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or                                  Identification No.)
organization)


1708 Dolphin Avenue, Suite 400
Kelowna, British Columbia, Canada V1Y 9S4
__________________________________________
Address of principal executive offices

Registrant's telephone number:  (250) 717-8966


7331 S. Meadow Court,
Boulder, CO  80301
________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On June 18, 1999, a change in control of the Company occurred, in conjunction with closing under a Reorganization and Stock Purchase Agreement. Prior to closing under the Reorganization and Stock Purchase Agreement, the Company had a total of 26,817,687 shares issued and outstanding. As the first step in the closing process, certain shareholders of the Company agreed to voluntarily surrender for cancellation a total of 23,253,332 shares, leaving a total of 3,564,355 shares of common stock issued and outstanding.

         Following the cancellation of shares, the Company issued
10,375,662 shares of its common stock in exchange for 88.51% of the issued and outstanding common stock of Workfire.com, Inc., a Nevada corporation. As a result of that transaction, Workfire.com, Inc., became an 88.51% owned subsidiary of the Company.

         As the third step in the closing process, certain persons, who are not affiliates of Workfire.com, Inc., purchased a total of 2,952,871 shares and all of the issued and outstanding Class A and Class B Warrants from prior shareholders of the Company.

         As a result of these transactions, the Company now has 13,940,017 issued and outstanding shares of common stock, of which 10,375,662 shares, or approximately 74.43%, are owned by persons who were previously shareholders of Workfire.com, Inc. Certain non-affiliated persons designated by Workfire.com, Inc., own 2,952,871 shares, or approximately 21.18% of the issued and outstanding common stock, and persons who were previously shareholders of the Company own a total of 611,484 shares or approximately 4.39% of the issued and outstanding common stock.

         Prior to closing, the Company adopted the assumed name of Workfire.com, Inc, and following closing, it expects to conduct all of its business operations under that assumed name. The Company is expected to formally change its name to Workfire.com, Inc., following approval of the name change at a shareholders meeting scheduled for July 12, 1999.

         In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed new officers and directors designated by the purchasers. The newly appointed officers and directors are:

Name                                Position
Tom Taylor                 President/Secretary/Director
Philip Stern               Director
Nicholas Miller            Director


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Audited Financial Statements from Workfire.com, Inc., are not available as of the date of this report on Form 8-K. Such Financial Statements will be filed as soon as is reasonably possible, but in no event later than 60 days from the date of this report on Form 8-k.

         (c)  Exhibit (99.1) - Reorganization and Stock Purchase
Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO CAPITAL VII, LTD.
(Registrant)


June 17, 1999
(Date)

/s/(Signature)*
Grant W. Peck, President

*Print name and title of signing officer under signature.

Exhibit (99.1) -

REORGANIZATION AND STOCK PURCHASE AGREEMENT

         This REORGANIZATION AND STOCK PURCHASE
AGREEMENT dated as of MAY 21, 1999 (this "AGREEMENT") is by and between BUFFALO CAPITAL VII, INC., a COLORADO
Corporation ("BC7"), shareholders of BC7 who are or will be the owners of or otherwise represent at least SEVENTY FIVE PER
CENT (75%) of all the issued and outstanding common stock (the
"SHAREHOLDERS"),  WORKFIRE.COM, a NEVADA Corporation
("WFC") and ROBERT BRYAN ("RGB"). BC7 acknowledges and agrees that the terms and provisions of this AGREEMENT, including without limitation the shares of stock transferable hereunder, may be assigned .

         BC7 was incorporated in the state of COLORADO on September 19, 1997. Its authorized capital consist of 100,000,000 shares of common stock, no par value and 10,000,000 shares of Preferred stock, no par value. As of the effective date of this AGREEMENT, BC7 has issued and outstanding 4,620,000 common shares (the "OUTSTANDING SHARES") (BC7 agrees to a 5.804688 to 1 forward stock split required per this agreement which will result in 26,817,658 issued and outstanding shares which will be followed by the voluntary retirement of 23,253,303 existing shares and the issuance of 12,722,756 NEW SHARES per clause (1) below which will result in a total of 16,287,111 shares issued and outstanding which shall be followed by the retirement of 1,000,000 NEW
SHARES which will result in a final total of 15,287,111 shares issued and outstanding). BC7 has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock (giving effect to cancellation of 1,020,000 Class A warrants and 510,000 Class B warrants entitling the holder to purchase one share of stock for $ 2.00 and $4.00 respectively, as required by this agreement).

         The respective boards of Directors of BC7, WFC, RGB, and the SHAREHOLDERS deem it advisable and in the best interests of their corporations and shareholders of their corporations that the shareholders of WFC acquire securities of BC7 in accordance with the terms and conditions of this AGREEMENT.

         1. PLAN OF REORGANIZATION. The SHAREHOLDERS signing this agreement are the owners of or otherwise represent not less than 75% of the OUTSTANDING SHARES of BC7 which the SHAREHOLDERS represent is a sufficient majority to carry any vote for approval of this AGREEMENT under the corporate law of the state of COLORADO, the Articles of Incorporation of BC7, and the By-laws of BC7. At the closing the shareholders of WFC and or assigns shall acquire 12,722,756 common shares (the "NEW
SHARES") from treasury. NEW SHARES are to be issued in reliance upon Regulation D rule 505, exemption from federal registration and Colorado Securities Act Section 11-51-308(1)(o) exemption from registration in the state of Colorado, and Nevada Revised Statutes Section 90.540(2) exemption from registration in the state of Nevada.

         2. CONSIDERATION. Consideration for the events outlined in paragraph (1) above shall be

         (a) The exchange of all the issued and outstanding stock of WFC for the 12,722,756 NEW SHARES of BC7 thereby making WFC a wholly owned subsidiary of BC7.

         (b) Items on the due diligence list (attached) shall be provided to WFC by BC7 within 48 hours of signing this agreement.

         (c) On the Closing Date (as hereinafter defined) the Board of Directors of BC7 will deliver:

                  (i) authorized minutes of the board authorizing this transaction; (ii) attorney opinion letter with respect to the tradability as free trade shares of the FREE TRADE SHARES; (iii) all documentation necessary to reflect approval of a 5.804688 to 1 forward split; (iv) all documents to reflect the voluntary retirement of 23,253,303 common shares to treasury; (v) the corporate records of BC7; (vi) signed LOCK UP agreements per (3) below; (vii) all documentation to reflect a request for a symbol and cusip number change; (viii) all documentation necessary to reflect cancellation of the Class A and Class B warrants; (ix) attorney opinion letters regarding the tradability of shares held by remaining Buffalo Capital
VII Shareholders as reflected in exhibit A; and, (x) all documentation to reflect Shareholder approval of NEW SHARE issuance, and name change.

         (d) The BC7 SHARES shall be issued in certificates in form and substance satisfactory to WFC.

         3.  LOCK UP AGREEMENT:

         (a) SHAREHOLDERS and RGB hereby agree to a lock up 147,129 and 52,871 of their FREE TRADE SHARES respectively according to the attached SCHEDULE A which all parties to this agreement shall approve and sign.

         (b) SHAREHOLDERS and RGB hereby agree to a lock up 464,355 and 100,000 of their 144 shares scheduled to be released under rule 144(k) approximately in September 1999, respectively according to the attached SCHEDULE B which all parties to this agreement shall approve and sign.

         4. CLOSING DATE; PLACE OF CLOSING;. The CLOSING DATE shall be 6/10/1999.

         The CLOSING DATE can be changed by mutual agreement but in no event shall the CLOSING DATE extend beyond 20 days from the date of signing this agreement. PLACE OF CLOSING shall be the offices of ARTFIELD INVESTMENTS 15301 Ventura Blvd #300, Sherman Oaks, CA
91403.

         5.  DELIVERY OF BC7 SHARES. On or before the CLOSING DATE,
BC7 and SHAREHOLDERS will have ready for delivery certificates representing the BC7 SHARES duly endorsed, together with appropriate stock powers, so as to make WFC and/or assigns and RGB and or assigns the sole owners thereof, free and clear of all liens, claims, and encumbrances. Delivery to be made at such place as to be determined by parties.

         6.  REPRESENTATIONS OF BC7:

         (a) As of the CLOSING DATE, the 12,722,756 shares of BC7 common stock to be delivered to WFC shareholders will constitute duly and validly issued shares of BC7, and are fully paid and nonassessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof;

         (b) The officers of BC7 have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

         (c) On the CLOSING DATE or such other date as agreed, management of BC7 will deliver to WFC Audited Financial Statements as of 12/31/98 and the balance sheet of BC7 as of 12/31/98 (the "Year End Financial Statements") and as of 3/31/99 (unaudited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements") and the statement of income (loss), stockholders' equity and changes in financial condition for the periods then ended. All statements shall be done to GAAP standards;

         (d) From and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of BC7 as set forth in the Financial Statements except changes arising in the ordinary course of business;

         (e) BC7 is not and as of the CLOSING DATE will not be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in writing to WFC and to the knowledge of the Shareholders no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against BC7;

         (f) As of the CLOSING DATE, BC7 will be in good standing as a COLORADO corporation;

         (g) The authorized capital stock of BC7 consist of 100,000,000 shares of common stock, no par value and 10,000,000 shares of preferred stock, no par value. As of the CLOSING BC7 will have issued and outstanding
15,287,111 common shares. BC7 has no shares of preferred stock outstanding. No shares have otherwise been registered under state or federal securities laws. As of the CLOSING DATE, all of the issued and outstanding shares of common stock of BC7 are validly issued, fully paid and non-assessable and they are not and as of the CLOSING DATE there will not be outstanding any other warrants, options or other agreements on the part of BC7 obligating BC7 to issue any additional shares of common or preferred stock or any of its securities of any kind;

         (h) Opinion from legal Counsel of BC7 that BC7 Counsel has acted as counsel for BC7 and has examined all appropriate documentation for the purposes of rendering an opinion that:

                  (i) All requisite corporate and other authorizations for the execution of the agreement and performance thereof have been obtained; (ii) Except as otherwise disclosed there is no pending threatened litigation or other legal actions, proceedings or investigations; (iii) The authorized capital of the stock is as set forth in this Agreement, and all outstanding shares are duly authorized, validly issued and fully paid; (iv) The Company has complied with all filing requirements for the Securities and Exchange Commission and all NASD filings and that said filings conform to the requirements of the respective agencies; (v) That all prior actions of the corporation in connection with filings, have conformed to applicable state and federal law; (i) Neither the execution and delivery of the AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of BC7; will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which BC7 is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of BC7, will violate any judgment, order, injunction, decree or award against or binding upon BC7 or upon its securities, property or business; and, (j) BC7 is registered under Section 12(g) of the 1934 Act and is currently trading on the OTC Bulletin Board under the symbol of BUFK.

         7 . REPRESENTATIONS OF WFC. WFC represents and warrants as follows:

         (a) WFC has taken all necessary corporate action to authorize the execution of this AGREEMENT and the transactions contemplated hereunder.

         (b) Neither the execution and delivery of this AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of WFC; will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which WFC is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of WFC, or will violate any judgment, order, injunction, decree or award against or binding upon WFC, or upon its securities, property or business.

         (c) All information supplied to BC7 in the Corporate Profile, Business Plan, financial statements, and Proforma of WFC is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

         (d) On the CLOSING DATE or such other date as agreed, management of WFC will deliver to BC7 the balance sheet and financial statements of WFC as of 12/31/98, and balance sheet as of 4/30/99. All financials to be prepared according to GAAP standards.

         (e) From and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of WFC assets as set forth in the Balance sheet except changes arising in the ordinary course of business;

         (f) WFC is not and as of the CLOSING DATE will not be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not disclosed in writing to BC7, and to the knowledge of the Shareholders no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against WFC;

         (g) As of the CLOSING DATE, WFC will be in good standing as a NEVADA corporation;

         (h) Neither the execution and delivery of the AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of WFC; will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which WFC is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of WFC, will violate any judgment, order, injunction, decree or award against or binding upon WFC or upon its securities, property or business;

         8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BC7: All obligations of BC7 and BC7 SHAREHOLDERS under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

         (a) The representations and warranties by WFC contained in this agreement or in any certificate or document delivered to BC7 pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

         (b) WFC shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing;

         (c)  WFC shall have delivered to BC7 evidence to the effect that:

                  (i) WFC is a corporation duly organized, validly existing and in good standing under the laws of the State of NEVADA; (ii) WFC has the corporate power to carry on its business as now being conducted; (iii) This Agreement has been duly authorized, executed and delivered by WFC and is a valid and binding obligation of WFC and enforceable in accordance with its terms; (iv) WFC through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement;and all corporate action necessary to be in compliance with the statutory requirements of the state of Nevada; (v) Except as referred to herein, WFC knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting WFC; and (b) no unsatisfied judgments against WFC;
(d) WFC shall have received approval of and consent to the transaction contemplated herein by WFC shareholders owning at least 51% of the outstanding stock of WFC.

         9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF WFC: All obligations of WFC under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

         (a) The representations and warranties by BC7 contained in this agreement or in any certificate or document delivered to WFC pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

         (b) BC7 and BC7 SHAREHOLDERS shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing.

         (c) BC7 shall have delivered to WFC an attorney opinion letter and evidence to the effect that:

                  (i) BC7 is a corporation duly organized, validly existing and in good standing under the laws of the State of COLORADO; (ii) BC7 has the corporate power to carry on its business as now being conducted; (iii) This Agreement has been duly authorized, executed and delivered by BC7 and is a valid and binding obligation of BC7 and enforceable in accordance with its terms; (iv) BC7 through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of Colorado; (v) The documents executed and delivered to WFC hereunder are valid and binding in accordance with the terms and vest in WFC all right title and interest in and to the stock of BC7 and said stock when issued shall be validly issued, fully paid, and non-assessable; (vi) Except as referred to herein, BC7 knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BC7; and (b) no unsatisfied judgments against BC7.

         (d)  BC7 shall have cancelled all outstanding warrants.

         10. PROHIBITED ACTS. BC7 agrees not to do any of the following acts prior to the CLOSING DATE, and the BC7 SHAREHOLDERS agree that prior to the CLOSING DATE they will not request or permit BC7 to do any of the following acts:

         (a) Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock; or

         (b) Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

         11 . INDEMNIFICATION: Within the period in paragraph 13 herein and in accordance with the terms of that paragraph, each party to this agreement, shall indemnify and hold harmless each other party all times after the date of this agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from misrepresentations, breach of covenant of warranty or nonfulfillment of any agreement on the part of such party under this agreement or from any misrepresentations in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this agreement, the defaulting party shall reimburse the other party or parties on demand, for any payment made by said parties at any time after the closing, in respect of any liabilities or claim to which the foregoing indemnity relates.

         12. NATURE AND SURVIVAL OF REPRESENTATIONS: All representations, warranties and covenants made by any party in this agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance solely on the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         13.  RESIGNATIONS AND APPOINTMENT OF OFFICERS AND
DIRECTORS.

         (a) Upon the closing date the officers and directors of BC7 shall become:

DIRECTORS                           OFFICERS
TOM TAYLOR                         President
PHILIP STEARN                 Vice-President
NICHOLAS MILLER                    Secretary

         14. NOTICES. Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to current BC7 management or the BC7 SHAREHOLDERS:

GARY JOINER
4750 TABLE MESA DRIVE
BOULDER CO 80302

If to WFC management or WFC:

TOM TAYLOR
1708 DOLPHIN AVE. # 400
KELOWNA, BC, V1Y 9S4, CANADA

If to RGB:

ROBERT BRYAN
3200 WHITE ALDER
SONOMA CA 95476

         15. SUCCESSORS. This agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of parties.

         16. CHOICE OF LAW. This AGREEMENT shall be construed and enforced in accordance with the laws of the State of NEVADA.

         17. COUNTERPARTS. This AGREEMENT may be signed in one or more counterparts all of which taken together shall constitute an entire agreement.

         18.  MISCELLANEOUS:

         (a) Further Assurance: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this agreement.

         (b) Waiver: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (c)  Time: Time is of the essence.

         (d) Severability: If any part of this agreement is deemed to be unenforceable, the balance of the agreement shall remain in full force and effect.



IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS agreement as of the date first above written.

BUFFALO CAPITAL VII, INC.
a COLORADO Corporation

By:/s/__________________________
Grant Peck, President

WORKFIRE.COM, Inc.
a NEVADA Corporation

By:/s/__________________________
Tom Taylor, President

RGB

By:/s/________________________
Robert Bryan

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE
SHARES OF BC7)

/s/_____________________________  ( 1,308,800 SHARES  28.33 %)
GRANT PECK
/s/_____________________________  ( 1,309,600  SHARES 28.35 %)
GARY JOINER
/s/_____________________________  ( 1,309,600  SHARES  28.35 %)
DEAN SESSIONS

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE
SHARES OF WFC)
/s/_____________________________  (__________SHARES   _____%)

/s/_____________________________  ( __________SHARES  _____%)

/s/_____________________________  (__________SHARES   _____%)

SCHEDULE A

         SHAREHOLDERS and RGB shall agree to a "lock up" of their respective FREE TRADE SHARES as follows:

         SHAREHOLDERS: 147,129 SHARES

Date                      Free Trade Shares Released          Cumulative
Upon Closing                          28,000                     28,000
30 DAYS AFTER CLOSING                 20,000                     48,000
60 DAYS AFTER CLOSING                 20,000                     68,000
90 DAYS AFTER CLOSING                 20,000                     88,000
120 DAYS AFTER CLOSING                20,000                    108,000
150 DAYS AFTER CLOSING                20,000                    128,000
180 DAYS AFTER CLOSING                19,129                    147,129

         RGB: 52,871 SHARES

Date                      Free Trade Shares Released          Cumulative
Upon Closing                           5,000                      5,000
30 DAYS AFTER CLOSING                  8,000                     13,000
60 DAYS AFTER CLOSING                  8,000                     21,000
90 DAYS AFTER CLOSING                  8,000                     29,000
120 DAYS AFTER CLOSING                 8,000                     37,000
150 DAYS AFTER CLOSING                 8,000                     45,000
180 DAYS AFTER CLOSING                 7,871                     52,871

BUFFALO CAPITAL VII, INC.
a COLORADO Corporation

By:/s/__________________________
GRANT PECK, PRESIDENT

Workfire.com, Inc.
a NEVADA Corporation

By:/s/_________________________
Tom Taylor, President

RGB

By:/s/________________________
ROBERT BRYAN

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES
OF BC7):

/s/_____________________________     ( 1,308,800 SHARES  28.33 %)
GRANT PECK
/s/_____________________________     ( 1,309,600  SHARES 28.35 %)
GARY JOINER
/s/_____________________________     ( 1,309,600  SHARES  28.35 %)
DEAN SESSIONS

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES
OF WFC)

/s/_____________________________     (__________SHARES   _____%)

/s/_____________________________     ( __________SHARES  _____%)

/s/_____________________________     ( __________SHARES  _____%)


SCHEDULE B

         SHAREHOLDERS and RGB shall agree to a "lock up" of their respective 144(K) ELIGIBLE SHARES as follows:

SHAREHOLDERS: 464,355 SHARES

Date                         Shares Released                 Cumulative
UPON CLOSING                          66,000                     66,000
30 DAYS AFTER CLOSING                 66,000                    132,000
60 DAYS AFTER CLOSING                 66,000                    198,000
90 DAYS AFTER CLOSING                 66,000                    264,000
120 DAYS AFTER CLOSING                66,000                    330,000
150 DAYS AFTER CLOSING                66,000                    396,000
180 DAYS AFTER CLOSING                68,355                    464,355

         RGB: 100,000 SHARES

Date                         Shares Released                 Cumulative
UPON CLOSING                          15,000                     15,000
30 DAYS AFTER CLOSING                 15,000                     30,000
60 DAYS AFTER CLOSING                 15,000                     45,000
90 DAYS AFTER CLOSING                 15,000                     60,000
120 DAYS AFTER CLOSING                15,000                     75,000
150 DAYS AFTER CLOSING                15,000                     90,000
180 DAYS AFTER CLOSING                10,000                    100,000

BUFFALO CAPITAL VII, INC.
a COLORADO Corporation

By:/s/__________________________
GRANT PECK, PRESIDENT



Workfire.com., Inc.
a NEVADA Corporation

By:/s/__________________________
TOM TAYLOR, PRESIDENT

RGB

By:/s/__________________________
ROBERT BRYAN

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES
OF BC7)

/s/_____________________________     ( 1,308,800 SHARES  28.33 %)
GRANT PECK
/s/_____________________________     ( 1,309,600  SHARES 28.35 %)
GARY JOINER
/s/_____________________________     ( 1,309,600  SHARES  28.35 %)
DEAN SESSIONS

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE SHARES
OF WFC)

/s/_____________________________     (__________SHARES   _____%)

/s/_____________________________     ( __________SHARES  _____%)

/s/_____________________________     ( __________SHARES  _____%)

CONSULTING AGREEMENT

This CONSULTING AGREEMENT dated as of MAY 20, 1999 (this
"AGREEMENT") is by and between ZACCO EQUITIES, LTD. ("ZEL") and ROBERT BRYAN ("RGB") and STAN MEDLEY ("SM").

In consideration of RGB and SM having provided consulting services in respect to the REORGANIZATION AND STOCK PURCHASE AGREEMENT ("REORG) dated _______, 1999 by and between BUFFALO CAPITAL VII, INC., a
COLORADO Corporation ("BC7"), shareholders of BC7 (the
"SHAREHOLDERS"), WORKFIRE.COM a NEVADA Corporation ("WFC") and
ROBERT BRYAN ("RGB"), as a further and preliminary condition to CLOSING as defined in REORG, the parties to this agreement agree as follow.

         1. CONSULTATION FEES.

         (a) Upon close of the TRANSFERRED BC7 SHARES, ZEL shall pay a consultation fee of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($
75,000) payable as follows:

                  (i)   $  25,000 to VBC INVESTMENTS ("VBC");
                  (ii)  $  25,000 TO ARTFIELD INVESTMENTS RD, INC.("ART");
and
                  (iii) $  25,000 to ROBERT BRYAN ("RGB").

         (b) Upon execution of this document ZEL shall pay the sum of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($ 75,000) either by Bank
Wire or Cashier's Check to F. THOMAS ECK III a member of the Bar of the state of California to hold in escrow pending CLOSING. If at the place and time of CLOSING, SHAREHOLDERS and BC7 shall appear with stock certificates for the requisite number of shares properly issued to shareholders of WFC and/or assigns along with all other closing conditions outlined in (1)(c) of REORG, said escrow shall pay the balance of funds to VBC ($25,000), ART ($25,000), and RGB ($ 25,000).

RGB
By:/s/______________________
ROBERT BRYAN

ZACCO EQUITIES, LTD.
By:/s/______________________
ZARA GILAK, Director

STAN MEDLEY
By:/s/______________________
STAN MEDLEY

BUFFALO CAPITAL VII, LTD.   FORMED 9/17/97
Colorado CORP
AUTHORIZED  100,000,000 COMMON
             10,000,000 PREFERRED
OUTSTANDING   4,620,000       NO PAR VALUE
   (approximately 540,00 free trading)

1,020,000 CLASS A WARRANTS EXERCISABLE AT $2.00 PER SHARE
510,000 CLASS B WARRANTS EXERCISABLE AT $4.00 PER SHARE

(The outstanding warrants may be canceled only as a condition of merger or acquisition. They may be called only when exercisable, i.e., when s shelf registration is in place for the underlying shares)

57 SHAREHOLDERS
NO ASSETS / NO LIABILITIES
LISTED ON NASD BULLETIN BOARD
REPORTING COMPANY
AUDITED FINANCIALS AS OF 9/30/98
SYMBOL: BUFK